UNITED STATES

                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.   20549

                                   Form 8-K


                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     December 22, 1997


                        POTOMAC ELECTRIC POWER COMPANY
          (Exact name of registrant as specified in its charter)


District of Columbia and Virginia      1-1072            53-0127880
 (State or other jurisdiction of    (Commission     (I.R.S. Employer
  incorporation)                     File Number)   Identification No.)


1900 Pennsylvania Avenue, N. W., Washington, D. C.             20068
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code       (202) 872-3526


    (Former Name or Former Address, if Changed Since Last Report)

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                                                                   PEPCO
                                                                   Form 8-K

Item 5.   Other Events.

     Exhibit 99 attached hereto is hereby incorporated by reference.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

          Exhibit No.        Description of Exhibit       Reference

          99                 News Release of Potomac
                             Electric Power Company and
                             Baltimore Gas and Electric
                             Company dated December 22,
                             1997........................ Filed herewith.

                                   Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Potomac Electric Power Company
                                                 (Registrant)


                                         /s/   Dennis R. Wraase
                                      By ___________________________
                                               Dennis R. Wraase
                                          Senior Vice President and
                                           Chief Financial Officer

December 22, 1997
     DATE